================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 8, 2005


                            ------------------------


                          KRISPY KREME DOUGHNUTS, INC.
             (Exact name of registrant as specified in its charter)


                            ------------------------


            North Carolina                001-16485             56-2169715
    (State or other jurisdiction        (Commission          (I.R.S. Employer
          of incorporation)             File Number)       Identification No.)

            370 Knollwood Street, Winston-Salem, North Carolina 27103
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (336) 725-2981

                                 Not Applicable
          (Former name or former address, if changed since last report)

                            ------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

Item 1.01 Entry into a Material Definitive Agreement.

     On February 8, 2005, Krispy Kreme Doughnuts, Inc. (the "Company") entered into a Services Agreement with Stephen F. Cooper, Steven G. Panagos, and Kroll Zolfo Cooper LLC (the "Services Agreement") effective as of January 18, 2005, certain terms of which were previously disclosed in the Company's Current Report on Form 8-K filed on January 24, 2005. The Services Agreement is attached hereto as Exhibit 10.1 and is incorporated by reference into this Item 1.01.

Item 8.01 Other Events.

     On February 8, 2005, the Company issued a press release announcing, among other things, certain restructuring actions taken recently. A copy of the press release is attached hereto as Exhibit 99.1, and the press release is incorporated by reference into this Item 8.01.


Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits. The following exhibits are filed herewith:


      Exhibit No.         Description
      -----------         -----------

          10.1 Services Agreement entered into on February 8, 2005, by and between Krispy Kreme Doughnuts, Inc. and Stephen F. Cooper, Steven G. Panagos and Kroll Zolfo Cooper LLC, dated as of January 18, 2005.

          99.1 Press release ("Krispy Kreme Announces Workforce Reduction and Other Restructuring Actions") dated February 8, 2005.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                          KRISPY KREME DOUGHNUTS, INC.
Dated: February 9, 2005

                                          By:   /s/ Michael C. Phalen
                                                ---------------------------
                                                 Michael C. Phalen
                                                 Chief Financial Officer